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                                SECOND AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER



          SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Second Amendment"), dated as of March 1, 1995, between Quality Food Centers, Inc., a Washington corporation ("QFC"), and Olson's Food Stores, Inc., a Washington corporation (the "Company").

                                    RECITALS

          QFC and the Company have entered into an Agreement and Plan of Merger, dated as of December 23, 1994, and a First Amendment to Agreement and Plan of Merger, dated as of February 17, 1995 (such Agreement and Plan of Merger, as amended by such First Amendment to Agreement and Plan of Merger, the "Agreement"; capitalized terms used in this Second Amendment and not otherwise defined herein shall have the respective meanings assigned to those terms in the Agreement).

          QFC and the Company desire to amend the Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. The following defined terms in Article 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

          "Business Liabilities": The liabilities of the Company as of the Effective Time that are associated with the Business, including indebtedness for borrowed money in an aggregate principal amount not to exceed $24,000,000.

          "Closing Balance Sheet":  As defined in Section 4.6(a).

          2.   SHARE CONSIDERATION.

               (a) Sections 4.1(a) and (b) of the Agreement are hereby amended and restated in their entirety to read as follows:

                    (1) The Shares issued and outstanding immediately prior to the Effective Time held by Maurice F. Olson (90,000 Shares in the aggregate) shall be converted into the right to receive (i) 592,941 QFC Common Shares in the aggregate and (ii) $18,000,000 in cash in the aggregate (the "Share Consideration" applicable to Maurice F. Olson).

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                    (2)  The Shares issued and outstanding immediately prior to the Effective Time held by Charles M. Olson and Maurice S. Olson (5,000 Shares in the aggregate for each of them) shall be converted into the right to receive 80,000 QFC Common Shares in the aggregate for each of them (the "Share Consideration" applicable to Charles M. Olson and Maurice S. Olson).

               (b)  Section 4.1(d) of the Agreement is hereby deleted.

          3. POST-CLOSING ADJUSTMENT. Section 4.6(c) of the Agreement is hereby amended by adding the following new sentence after the second sentence thereof:

               For the purpose of determining Current Assets, certain accounts receivable to be mutually agreed upon by the parties in writing shall be excluded.

          4. AIRPORT/99. Notwithstanding anything in the Agreement to the contrary, the assets and liabilities that relate to the site described in the Company Disclosure Statement as Airport/99 (the "Airport/99 site") shall not constitute Business Assets or Business Liabilities; prior to the Effective Time, the Company shall dispose of the assets and liabilities that relate to the Airport/99 site; the Company shall not be required to deliver to QFC any lease for a future grocery store at the Airport/99 site; and all references in the Agreement to "1995 Sites" shall exclude the Airport/99 site.

          5. CERTAIN LIABILITIES. The Company hereby represents and warrants to QFC that the Closing Balance Sheet will not reflect any long term obligations other than indebtedness for borrowed money in an aggregate principal amount not to exceed $24,000,000 and any capital lease obligations arising from the leases of the Company Stores.

          6. AMENDMENT. Reference is made to Section 10.3 of the Agreement. This Second Amendment is intended to amend the Agreement, and, except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. Any reference to the Agreement contained in any notice, request, certificate or other document shall be deemed to include this Second Amendment.

          7. GOVERNING LAW. This Second Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to principles of conflict of laws.

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          8.   COUNTERPARTS.  This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, the parties hereto.

          IN WITNESS WHEREOF, this Second Amendment has been executed and delivered by the parties set forth below.

                                        QUALITY FOOD CENTERS, INC.



                                        By:/S/ DAN KOURKOUMELIS
                                           --------------------------------
                                           Name:  DAN KOURKOUMELIS
                                                ---------------------------
                                           Title:  PRESIDENT
                                                 --------------------------



                                        By: /S/ MARC EVANGER
                                           --------------------------------
                                           Name:  MARC EVANGER
                                                ---------------------------
                                           Title:  VP/CFO
                                                 --------------------------


                                        OLSON'S FOOD STORES, INC.



                                        By: /S/ MAURICE F. OLSON
                                           --------------------------------
                                           Name:  MAURICE F. OLSON
                                                ---------------------------
                                           Title:  PRESIDENT
                                                 --------------------------

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